UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2012

SPINDLE, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-145088	20-8241820
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18835 North Thompson Peak Parkway
Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 335-7351

_________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

On August 14, 2012, Spindle, Inc. (the "Company") reported in its Quarterly Report on Form 10-Q that it had a total of 16,844,001 shares of common stock outstanding.  Since that date, the Company has sold the following shares of common stock:

(i)

From August 14, 2012 through October 9, 2012, the Company sold a total of 972,000 shares of common stock in exchange for consideration of $0.50 per share.

(ii)

On October 3, 2012 the Company issued a total of 350,000 shares of common stock to Brean Murray, Carret & Co., LLC as payment for services rendered.

The Company relied on Section 4(a)(2) of the Securities Act of 1933 for issuing the securities, inasmuch as the offers and sales were made solely to accredited investors.

Item 7.01

Regulation FD Disclosure

On October 11, 2012 William Clark, the Company's President, gave a presentation at the Mobile Payments Conference held in New York City.  A copy of Mr. Clark's presentation is attached to this Current Report as exhibit 99.1 and is incorporated into and made a part of this Item 7.01.

Item 8.01

Other Events

AMENDMENTS TO THE COMPANY'S BYLAWS

The Company does not have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, but is voluntarily reporting the action by the Board of Directors, taken on October 11, 2012, to amend the Company's bylaws as described below.  The action of the Board was taken pursuant to Article XII of the Company's Articles of Incorporation, which says, "The Board of Directors shall have the power to adopt, amend, or repeal the bylaws of this corporation, subject to the power of the shareholders to amend or repeal such bylaws." and Section 2 of Article VIII of the Company's bylaws, which says, "Subject to the right of the Shareholders to adopt, amend or repeal By-Laws as provided in Section 1 of this Article VIII, and the limitations, if any, under law, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-Law or amendment thereof changing the authorized number of Directors."

Change to Article II, Sections 7 and 10

Article II, Sections 7 and 10 of the bylaws has been amended to include the Chief Executive Officer as a person who may call a meeting of the Board of Directors and a special meeting of the Board of Directors.

Change to Article II, Section 12

The first sentence of Article II, Section 12 of the bylaws which formerly stated:

A majority of the number of Directors as fixed by the Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the Directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business.

has been amended to state:

A majority of the number of Directors as fixed by the Articles of Incorporation, the By-Laws or by resolution of the Board of Directors shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the Directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business.

Change to Article III, Section 7

Article III, Section 7 of the bylaws which formerly stated:

Section 7.

President/Chief Executive Officer.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation.  He or she shall preside at all meetings of the Board of Directors.  The President shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

has been amended to state:

Section 7.

Chief Executive Officer/President.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the corporation shall have a Chief Executive Officer and a President.  The Chief Executive Officer shall have general supervision, direction and control of the business and the officers of the corporation.  The Chief Executive Officer shall preside at all meetings of the shareholders.  The President shall have the general powers and duties of management usually vested in the office of president, general manager and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.  In the absence of the Chief Executive Officer, the President shall perform the duties required of the Chief Executive Officer under these By-Laws.

Change to Article IV, Section 2

Article IV, Section 2 of the bylaws which formerly stated:

The annual meetings of the Shareholders shall be held, each year, at the time and on the day following:  Time of Meeting: 10:00 A.M.  Date of Meeting:  January 8.  If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same hour.  At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may be property brought before the meeting.

has been amended to state:

The annual meetings of the Shareholders shall be held on such date and at such time as may be fixed by the Board of Directors.  At such meetings, directors shall be elected and any other proper business may be transacted.

Change to Article IV, Section 9

Sentences 2 and 3 of Article IV, Section 9 of the bylaws which formerly stated:

Provided the candidate's name has been placed in nomination prior to the voting and one or more Shareholders has given notice at the meeting prior to the voting of the Shareholder's intent to cumulate the Shareholder's votes, every Shareholder entitled to vote at any election for Directors of any corporation for profit may cumulate their votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which his or her shares are entitled to, or distribute his or her votes on the same principle among as many candidates as he or she things fit. The candidates receiving the highest number of votes up to the number of Directors to be elected are elected.

has been deleted in their entirety and the following now appears in their place:

Directors shall be elected by a plurality of the votes cast at the election, in accordance with Nevada Revised Statutes 78.330.

The change to Article IV, Section 9 was required because the provision was in conflict with Article VII of the Company's Articles of Incorporation which states, "The shareholders of this corporation shall not be entitled to cumulative voting at the election of any directors."  According to section 78.360 of the Nevada Revised Statutes, the right to cumulate votes must be included in the corporation's Articles of Incorporation.

NOTIFICATION OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of the Company's stockholders is expected to be held on October 29, 2012.

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

Presentation made October 11, 2012 at the Mobile Payments Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 12, 2012

SPINDLE, INC.

By:/s/ William Clark

      William Clark, President

EXHIBIT TABLE

Exhibit No.

Title

Exhibit 99.1

Presentation made October 11, 2012 at the Mobile Payments Conference